Exhibit 13.1

                      HUGHES GROWTH AND INCOME FUND, INC.

                                                          741 Cox Road
                                                          Moorestown NJ 08057
            NEW ACCOUNT PURCHASE APPLICATION              609-234-3903
                                                          609-234-0437 Fax


                                              Dated:
                                                    ----------------------------

MAKE CHECKS PAYABLE TO, AND MAIL TO: Hughes Growth and Income Fund, INC., 741 Cox Road, Moorestown NJ 08057

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1  AMOUNT OF PURCHASE:  $_________  ($2,000 minimum for new account, except for
Individual Retirement Accounts (IRAs) where the minimum is $1,000)

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2  REGISTRATION: (check one)

[ ]Individual or
   Joint Account:
                 --------------------------    ---------------------------------
                       (Individual)                    (Joint Tenant, if any)

[ ]Transfer (or Gift) to Minor:            , Custodian for
                               ------------               ----------------------
                               (Custodian)                      (Minor)

   Under the Uniform Transfers (or Gifts) to Minors Act of
                                                          ----------------------
                                                           (State of residence)

[ ]IRA:                              Custodian for
       ------------------------------             ------------------------------
               (Custodian)                                  (Individual)

                IRA     IRA Rollover  (circle one)

[ ]Other: (Corporations, Trusts, or others):
                                           -------------------------------------
                                          (Trustee(s) - please include agreement
                                             date, corporation, partnership or
                                             other entity)
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3  ADDRESS OF RECORD:
                     -----------------------------------------------------------
City                  State       Zip           Telephone (   )
    -----------------      ------    ----------                 ----------------

4  CITIZENSHIP:       [ ] United States       [ ] Other (specify)

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5  SOCIAL SECURITY OR TAX IDENTIFICATION NUMBER:
                                                 -------------------------------
                                  Page 1 of 2
               (Please complete both sides of this application)




                       NEW ACCOUNT PURCHASE APPLICATION



6 DISTRIBUTIONS - Dividends and capital gain distributions will be reinvested automatically in additional shares (whole and fractional) unless the Fund is otherwise instructed in writing. If you wish all or a portion of distributions to be paid in cash, please so indicate.

[ ]  Pay income dividends              [ ]  Pay any capital gains
     in cash                                distributions in cash

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7 AGREEMENT - By signing this Application, I certify that I have received and read the prospectus and agree to its terms and that all information provided in the Application is correct.

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8  TAX CERTIFICATIONS - Under penalties of perjury, I certify that:

1. the number shown on this Application is my correct Social Security or other tax identification number (or I am waiting for a number to be issued to me), and

2. I am not subject to backup withholding, either because the IRS has not notified me that I am subject to backup withholding for failure to report dividend or interest income, or because the IRS has notified me that I am no longer subject to backup withholding.

The IRS does not require your consent to any provision of this document other than the certifications required to avoid backup withholding (under the heading "Tax Certifications").

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 SIGNATURE:

     --------------------------------    ---------------------------------------
     (signature of shareholder)          (signature of joint investor, if any)

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Each transaction in your account will be confirmed in writing. The Fund does not issue stock certificates. All full and fractional shares are held in book entry form.


                                  Page 2 of 2
               (Please complete both sides of this application)